Supplement dated September 25, 2020 to the Prospectus dated May 1, 2013 for

Pacific Select Accumulator, Pacific Select Choice, M’s Versatile Product-Survivorship

Pacific Select Estate Preserver Last Survivor,

Pacific Select Estate Preserver II Last Survivor,

Pacific Select Estate Preserver III Last Survivor,

Pacific Select Estate Preserver IV Last Survivor,

Pacific Select Estate Preserver V Last Survivor

Flexible Premium Variable Life Insurance Policies

and the Pacific Select Estate Maximizer Modified Single

Premium Variable Life Insurance Policy (each a “Policy”)

Issued by Pacific Life Insurance Company

The purpose of this supplement is to announce various underlying fund changes. This supplement must be preceded or accompanied by the Prospectus for your Policy, as supplemented (the “Prospectus”). All information in your Prospectus dated May 1, 2013, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Policy Prospectus unless otherwise defined herein.  “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787, or online at www.PacificLife.com. Please retain it for future reference.

Pacific Select Fund Portfolio Name and Portfolio Manager/Subadvisor Changes

Effective November 2, 2020, the name of the Pacific Select Fund Comstock Portfolio is changed to Pacific Select Fund Value Portfolio. In addition, the Portfolio Manager/Subadvisor will change from Invesco Advisers, Inc. to American Century Investment Management, Inc.

All references in the Policy Prospectus to the Pacific Select Fund Comstock Portfolio are replaced with the Pacific Select Fund Value Portfolio.

Form No. 15-50601-00